Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Committee has not included the use of stock options and stock appreciation rights as part of the annual program since 2021 and has not granted these types of awards since then. Zebra grants annual LTI awards in the form of RSUs and/or PVRSUs. LTI awards are generally made in the first half of the year after Zebra has announced its financial results for the prior fiscal year, or at the time of a special event (such as upon hiring or promotion), and are provided under the Zebra Technologies Corporation 2018 Long-Term Incentive Plan. We attempt to grant long-term incentive awards during periods when we do not have material, non-public information (“MNPI”) that could impact the value of Zebra’s stock. If the Board or the Committee were to approve such an award during a period in which there was MNPI about Zebra, the grant date would be deferred until two full business days following the date of the disclosure of such information. Additionally, Zebra does not time the disclosure of MNPI for the purpose of affecting the value of executive compensation.

Award Timing Method	Zebra grants annual LTI awards in the form of RSUs and/or PVRSUs. LTI awards are generally made in the first half of the year after Zebra has announced its financial results for the prior fiscal year, or at the time of a special event (such as upon hiring or promotion), and are provided under the Zebra Technologies Corporation 2018 Long-Term Incentive Plan.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	Additionally, Zebra does not time the disclosure of MNPI for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false